EXHIBIT 10.20

EIGHTH AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 19, 2013, is by and among SEFTON RESOURCES, INC., a British Virgin Islands corporation (“Parent”), TEG OIL & GAS U.S.A., INC., a Colorado corporation (“TEGOG”), TEG MIDCONTINENT, INC., a Colorado corporation (“TEGMC”), and BANK OF THE WEST, a California corporation (“BOTW”). Parent, TEGOG and TEGMC are herein collectively referred to as “Borrowers.”

RECITALS

A.           Borrowers and BOTW entered into an Amended and Restated Credit Agreement dated as of October 21, 2008, as heretofore amended (as so amended, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the same meanings as set forth in the Credit Agreement.

B.           Borrowers and BOTW desire that this Amendment be executed and delivered in order to amend certain terms and provisions of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Credit Agreement.  The Credit Agreement shall be, and hereby is, amended as follows, effective as of the date hereof:

(a)           The following shall be substituted for the definitions of “Borrowing Base” and “Borrowing Base Period” in Section 1.1 on page 2 of the Credit Agreement:

“Borrowing Base” means, at any time, the aggregate loan value of all Borrowing Base Properties, as determined by BOTW in its sole and absolute discretion, using such assumptions as to pricing, discount factors, discount rates, expenses and other factors as BOTW customarily uses as to borrowing-base oil and gas loans at the time such determination is made; provided that the Borrowing Base shall be set at $5,350,000 as of February 19, 2013 and shall thereafter be reduced at the times and in the amounts that the Maximum Loan Amount is reduced.

“Borrowing Base Period” means the time period from February 19, 2013 to the Maturity Date.

(b)           Exhibit F attached hereto shall be substituted for the Exhibit F previously attached to the Credit Agreement.

2.           Loan Documents.  All references in any document to the Credit Agreement shall be deemed to refer to the Credit Agreement, as amended pursuant to this Amendment.

3.           Conditions Precedent.  The obligations of the parties under this Amendment are subject, at the option of BOTW, to the prior satisfaction of the condition that Borrowers shall have delivered to BOTW the following (all documents to be satisfactory in form and substance to BOTW and, if appropriate, duly executed and/or acknowledged on behalf of the parties other than BOTW):

(a)           This Amendment.

(b)           Any and all other Loan Documents required by BOTW, including without limitation such amendments to existing Security Documents as may be required by BOTW.

4.           Certification by Borrowers.  Borrowers hereby certify to BOTW that, as of the date of this Amendment, after giving effect to the provisions hereof: (a) all of Borrowers’ representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrowers have performed and complied with all agreements and conditions required to be performed or complied with by Borrowers under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred under the Credit Agreement.

5.           Continuation of the Credit Agreement.  Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect.

6.           Expenses.  Borrowers shall pay all expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all fees and expenses of the attorney for BOTW and any and all filing and recording expenses.

7.           Miscellaneous.  This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURES ON FOLLOWING PAGE]

EXECUTED as of the date first above written.

SEFTON RESOURCES, INC.

By:	/s/ Jim Ellerton
Jim Ellerton,
Chief Executive Officer

TEG OIL & GAS U.S.A., INC.

By:	/s/ Jim Ellerton
Jim Ellerton,
Chairman

TEG MIDCONTINENT, INC.

By:	/s/ Jim Ellerton
Jim Ellerton,
Chairman

BANK OF THE WEST

By:	/s/ Duc Duong
Duc Duong,
Vice President